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                             U.S. HEALTHCARE, INC.
                                 CLASS B STOCK
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 1996



          The undersigned hereby appoints Leonard Abramson and Don H. Liu, and each of them, proxies, with full power of substitution, to vote, as indicated on the reverse side, all the shares of Class B Stock of U.S. Healthcare, Inc. held of record by the undersigned on June 3, 1996, at the 1996 Annual Meeting of Shareholders to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania, on July 18, 1996, at 10:00 A.M., Eastern Daylight Time, or any adjournment or postponement thereof.


          Sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

          Receipt of the Notice of the 1996 Annual Meeting of Shareholders and the related Joint Proxy Statement/Prospectus is acknowledged.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

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     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE

   This proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3, AND ITEM 4 AND FOR THE ELECTION OF DIRECTOR NOMINEE.


   Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, by and among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.


            / / FOR            / / AGAINST            / / ABSTAIN

   Item 2.    Approval and adoption of the Aetna Inc. 1996 Stock Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 3.    Approval and adoption of the Aetna Inc. 1996 Annual Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

                                           Item 4.    Approval and assumption
                                                      by Aetna Inc. of the
                                                      Non-Employee Director
                                                      Deferred Stock and
                                                      Deferred Compensation
                                                      Plan.


                                                    / / FOR            /
                                           / AGAINST            / / ABSTAIN


                                           Item 5.    Election of David B.
                                                      Soll, M.D. as Class III
                                                      Director to serve on
                                                      the Board of Directors
                                                      of U.S. Healthcare,
                                                      Inc. until the 1999
                                                      Annual Meeting of
                                                      Shareholders of U.S.
                                                      Healthcare, Inc. or
                                                      until his successor is
                                                      duly elected and
                                                      qualified.


                                                    / / VOTE FOR nominee    /
                                           / VOTE WITHHELD from nominee

                                           In their discretion, the Proxies
                                           are authorized to vote upon such
                                           other matters that are
                                           properly presented for action at
                                           the Annual Meeting.

                                           SIGNATURE(S) DATE ________________

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                             U.S. HEALTHCARE, INC.
                                  COMMON STOCK
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 1996



          The undersigned hereby appoints Leonard Abramson and Don H. Liu, and each of them, proxies, with full power of substitution, to vote, as indicated on the reverse side, all the shares of Common Stock of U.S. Healthcare, Inc. held of record by the undersigned on June 3, 1996, at the 1996 Annual Meeting of Shareholders to be held at U.S. Healthcare, Inc., Customer Service Center (Building 2), 1425 Union Meeting Road, Blue Bell, Pennsylvania, on July 18, 1996, at 10:00 A.M., Eastern Daylight Time, or any adjournment or postponement thereof.


          Sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

          Receipt of the Notice of the 1996 Annual Meeting of Shareholders and the related Joint Proxy Statement/Prospectus is acknowledged.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE

                               (SEE REVERSE SIDE)

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     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE

   This proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2, ITEM 3, AND ITEM 4 AND FOR THE ELECTION OF DIRECTOR NOMINEES.

   Item 1. Approval and adoption of the Agreement and Plan of Merger, dated as of March 30, 1996, as amended, by and among Aetna Life and Casualty Company, U.S. Healthcare, Inc., Aetna Inc., Antelope Sub, Inc. and New Merger Corporation and the transactions contemplated thereby.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 2.    Approval and adoption of the Aetna Inc. 1996 Stock Incentive
              Plan.

            / / FOR            / / AGAINST            / / ABSTAIN

   Item 3.    Approval and adoption of the Aetna Inc. Annual Incentive Plan.

            / / FOR            / / AGAINST            / / ABSTAIN
                                           Item 4.    Approval and assumption
                                                      by Aetna Inc. of the
                                                      Non-Employee Director
                                                      Deferred Stock and
                                                      Deferred Compensation
                                                      Plan.

                                                    / / FOR            /
                                           / AGAINST            / / ABSTAIN

                                           Item 5.    Election of David B.
                                                      Soll, M.D. and Timothy
                                                      T. Weglicki as Class
                                                      III Directors to serve
                                                      on the Board of
                                                      Directors of U.S.
                                                      Healthcare, Inc. until
                                                      the 1999 Annual Meeting
                                                      of Shareholders of U.S.
                                                      Healthcare, Inc. or
                                                      until their successors
                                                      are duly elected and
                                                      qualified.

                                                    (INSTRUCTIONS: To
                                                    withhold your vote for
                                                    any individual nominee,
                                                    strike a line through his
                                                    name in the paragraph
                                                    above.)

                                           / / VOTE FOR both nominees above
                                           except as marked to the contrary
                                           above (if any)
                                           / / VOTE WITHHELD from both
                                           nominees

                                           In their discretion, the Proxies
                                           are authorized to vote upon such
                                           other matters that are
                                           properly presented for action at
                                           the Annual Meeting.

                                           SIGNATURE(S) DATE ________________

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